U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2004

KAISER GROUP HOLDINGS, INC.

(successor issuer to Kaiser Group International, Inc.)

 (Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9300 Lee Highway

Fairfax, Virginia 22031-1207

 (Address of principal executive offices, including zip code)

703-934-3413

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

In a press release dated December 15, 2004, Kaiser Group Holdings, Inc. announced that it intends to file a Form 15 on December 20, 2004 with the Securities and Exchange Commission to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.  A copy of this one-page press release is attached to this Report on Form 8-K as Exhibit 20.

Item 9.01                Financial Statements and Exhibits

Exhibit 20 – Press release of Kaiser Group Holdings, Inc. dated December 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER GROUP HOLDINGS, INC.
(Registrant)

/s/ James J. Maiwurm
James J. Maiwurm
Chairman of the Board of Directors

Date: December 15, 2004